UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2022

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 W. 18th St, 5th Floor

New York, New York 10011

(Address of Principal Executive Offices)

972- 4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

On October 3, 2022, the Board of Directors of DarioHealth Corp. (the “Company”) established that the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held on Wednesday, December 7, 2022, at 4:00 p.m. Israel time, at the Company’s Israeli office, located at 8 HaTokhen Street, Caesarea Industrial Park, Israel, 3088900. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2022 Annual Meeting shall be the close of business on Thursday, October 13, 2022. Because the date of the 2022 Annual Meeting differs by more than thirty days from the anniversary date of the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), which was held on June 7, 2021, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s 2019 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2021, are no longer applicable. Pursuant to the Company’s amended and restated bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Current Report on Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals must be submitted in writing by Thursday, October 13, 2022. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with the Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2022 Annual Meeting to be included in the Company’s proxy materials for the 2022 Annual Meeting must also ensure that notice of any such nomination or proposal (including any additional information specified in the Bylaws) is received by the corporate secretary at the Company’s principal executive offices on or before the close of business on October 13, 2022, which the Company has determined to be a reasonable time before it expects to begin in print and send its proxy materials in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act. The October 13, 2022deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2022 Annual Meeting or director nomination should be sent to: Zvi Ben-David, Chief Financial Officer of the Company, at 18 W. 18th St., 5th Floor, New York, New York 10011 and/or via electronic mail to ir@dariohealth.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2022	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary